VAN ECK ASIA DYNASTY FUND
                            -------------------------
                               1995 ANNUAL REPORT

Dear Fellow Shareholder:

The Asian stock markets proved volatile during 1995, turning in mixed results for the year. Several factors played important roles in the performance of the Asian markets, including the decline in U.S. interest rates, which positively affected the Hong Kong market. At the same time, however, the Mexican peso crisis, the collapse of Barings PLC and the economic overheating of the region as a whole had a negative impact. Given market conditions during the year, we increased portfolio holdings in Hong Kong, the region's most established and liquid market, and focused on high quality, large-capitalization, highly liquid stocks. The Van Eck Asia Dynasty Fund (the "Fund") gained 3.1% for the 12 months ended December 31, 1995.

HONG KONG
The Hong Kong market gained over 18% in U.S. dollar terms after a difficult 1994. The market rebounded strongly in the first half of the year after a sell-off in January. During the second half, stock prices consolidated as public sentiment soured somewhat due to strained Sino-U.S. relations over Taiwan, human rights issues and a slowing domestic economy. In the last weeks of 1995, however, investors began to refocus on Hong Kong, where the currency is pegged to the U.S. dollar, as the Federal Reserve continued to lower interest rates (it had first lowered the federal funds target rate in July). The strong finish for the year reflects the opportunistic outlook of investors positioning their portfolios for 1996 and an improving Chinese economy.

We have maintained an overweighted position in Hong Kong throughout the year, which has contributed positively to fund performance. Sector emphasis in Hong Kong includes property companies and diversified conglomerates. Fundamentally, we believe the market is fairly valued at current levels and, on a selected basis, certain companies continue to offer tremendous opportunities. The Fund should continue to maintain a substantial position in the Hong Kong stock market due to the diversification of companies and the liquidity available there.

SINGAPORE
Strong year-end performance helped the Singapore market close with a gain of 5%. Despite strong GDP growth throughout the year, the property sector languished on fears of peaking real estate prices. The finance sector underperformed because of high exposure to the property market and the resulting concerns of lower profit margins. Later in the year, the market was boosted by U.S. interest rate cuts and increased activities in mergers and acquisitions.

During 1996, we plan to increase our holdings in this market, primarily because of projected economic growth of 7.6%. Lower inflationary pressures, declining interest rates, expectations for high corporate earnings and the expansion of the trading board for foreign companies will also be contributing factors for economic growth in Singapore. The recent expansion of the trading board should result in improved liquidity, increased trading volumes and greater participation in the market. Portfolio emphasis is on selected established banks and conglomerates, which should benefit from the softening interest rate environment.

MALAYSIA
The Malaysian stock market ended the year with a positive return of 4%. Although GDP growth was at a strong 9%, concerns of economic overheating, a widening account deficit, rising interest rates and disappointing corporate earnings held back performance. In such an environment, we adopted a defensive strategy, investing primarily in companies with visible earnings growth (including utilities, infrastructure and banking companies) while reducing positions in the smaller, more volatile stocks. Our outlook for 1996 sees a more manageable growth level, with interest rates peaking by midyear. For this reason, we anticipate increasing Fund positions further in the banking, infrastructure and telecommunications sectors.

THAILAND
1995 was a difficult year for the Thai market, which was down 5.7% at year end, and the Fund remained underweighted there. Concerns of economic overheating and political infighting negatively impacted the performance of the market. In addition, a booming investment climate caused Thailand's current account deficit to expand by over 30% during the year. This resulted in nervousness among institutional investors and uncertainty over how the government, known for its expansionary policies, would tackle the mounting economic problems. We believe that signs of monetary easing, positive political reshuffling and increased interest on the part of foreign investors will result in an improving market in 1996. Valuations are attractive, and we are currently focusing on stable, large-capitalization stocks, specifically in the banking and energy sectors, which benefit from lower interest rates.

INDONESIA
The Indonesian market was up 7.5% for the year despite high volatility. Your Fund was underweighted in Indonesia throughout 1995, primarily because, in the face of volatility, this market has been less liquid than the more established Asian markets. The liquidity issue has improved, largely due to the successful completion of the public offering of P.T. Telecom, a large domestic telephone company. Economic growth looks strong, which should increase the level of foreign direct investment. Although there are concerns of economic overheating, we believe that the recent policies and deregulation packages put in place will result in sustainable growth. Because of these market improvements, we anticipate increasing our allocation to infrastructure-related and consumer companies.

PHILIPPINES
The Philippine market closed the year down 11.8%, primarily because of disappointing corporate earnings and a sharp rise in inflation. Our allocation to this market remains fairly low, at about 3% of the Fund. In the coming year, economic growth should be on the upswing due to improving export business. We expect to increase the weighting in this market given its attractive valuations and healthy corporate earnings, with an emphasis on the infrastructure and manufacturing sectors.

SOUTH KOREA
1995 was a difficult year for the South Korean market, which was down 4.6% as a result of local political instability and external economic shocks. The so-called "slush fund" scandal, which threatened to engulf many senior executives of the top conglomerates who were accused of paying bribes to the country's former presidents, was one of the key contributors to this. Thus, we maintained a low weighting to this market and our holdings here were focused on companies that should have benefited from the Japanese yen's strength, such as electronics companies and banks. Both the electronics and banking sectors outperformed the overall market. It is our belief that the downside to this market is limited as Korea continues its economic and financial reforms in its bid to join the OECD.

THE OUTLOOK

In our judgment, the Asian markets should improve in 1996, particularly in light of the current high levels of the U.S. market. We believe that investors will look increasingly toward Asia as the sustainability of current U.S. market valuations comes into question. The down market of 1994 and the mixed results of 1995 lead us to look forward to an environment of reasonable valuations in the Asian markets. With long-term growth rates in the region estimated at between 6-8%, we believe these markets will be beneficiaries of a positive global equity outlook in 1996.

We appreciate your participation in the Asia Dynasty Fund and look forward to helping you meet your investment objectives in the future.

-------------                  -------------


   [PHOTO]                        {PHOTO]


-------------                  -------------
JOHN C. VAN ECK                PETER SOO
CHAIRMAN                       PORTFOLIO MANAGER


January 25, 1996

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF  12/31/95
--------------------------------------------------------------------------------
AVERAGE ANNUAL                 AFTER MAXIMUM    BEFORE
TOTAL RETURN                   SALES CHARGE+    SALES CHARGE
--------------------------------------------------------------------------------
A shares-Life (since 3/22/93)   9.5%           11.4%
--------------------------------------------------------------------------------
1 year                         (1.7%)           3.1%
--------------------------------------------------------------------------------
B shares-Life (since 9/1/93)    3.5%            5.1%
--------------------------------------------------------------------------------
1 year                         (3.4%)           2.7%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.
At certain times in the past the Advisor waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

  + A shares: maximum sales charge = 4.75%
    B shares: maximum contingent deferred sales charge = 6.00%

                             TOP 10 EQUITY HOLDINGS*
                             -----------------------
                             AS OF DECEMBER 31, 1995

THE HONG KONG SHANGHAI BANKING
CORPORATION, LTD. (HSBC HOLDINGS PLC)
(HONG KONG, 4.7%)

The largest international bank listed on the Hong Kong stock exchange and one of the largest banking and financial services organizations in the world. Regionally, the bank holds 61% of the largest local bank in Hong Kong, the Hang Seng Bank, and also lists other major banks in Singapore and Malaysia among its subsidiaries.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 3.8%)

A major diversified international corporation involved in property development, shipping container terminals, retailing, telecommunications, media, energy and hotels. The company is committed to both the growth of its existing businesses in Hong Kong and overseas, and to long-term investment opportunities presented by the economic growth taking place in the region.

OVERSEA-CHINESE BANKING CORP., LTD.
(SINGAPORE, 2.8%)

This bank is conservatively managed with particular strength in finance, financial services, investing, stockbroking and real estate. It is one of the largest local commercial banks in Singapore with branches and offices throughout Asia. In addition, its quality land bank and investment holdings make OCBC an excellent proxy for the performance of the Singapore economy.

YTL CORPORATION BHD.
(MALAYSIA, 2.6%)

YTL is a leading Asian construction company and a major beneficiary of continued infrastructure spending in Malaysia. In addition to property development, the company is engaged in furniture manufacturing for the export market, the operation and management of hotel resorts and power generation.

KEPPEL CORPORATION, LTD.
(SINGAPORE, 2.2%)

The principal businesses of this conglomerate consist of ship repairing and building, marine-related construction, integrated property-related activities and banking and financial services. Keppel is also a proxy for the performance of Singapore's economy.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 2.2%)

This company is one of the largest property developers in Hong Kong and has diverse interests in other commercial areas through its substantial ownership of Hutchison Whampoa and other listed companies. Regional growth will benefit the company, particularly in China, where Cheung Kong has interests in property development and infrastructure projects.


HANJAYA MANDALA SAMPOERNA
(INDONESIA, 2.1%)

The company is one of the largest producers of clove cigarettes in Indonesia. Commanding several of the top brand names in cigarettes, it is a major beneficiary of the rising disposable income of a large population.

SWIRE PACIFIC LTD.
(HONG KONG, 2.1%)

One of the best known companies in Hong Kong, Swire Pacific's principal activities and investments encompass aviation, real estate, shipping, trading, insurance, hotels and cable television.

MALAYAN BANKING BHD.
(MALAYSIA, 2.1%)

The bank, while primarily commercial, is engaged in many aspects of finance, including merchant banking, consumer finances, insurance and investment management. The bank operates and has branches in Asia, Europe and the U.S.

DBS LAND, LTD.
(SINGAPORE, 2.0%)

This "blue chip" property company has five major areas of business, the largest being the property division, which holds residential and commercial properties for investment and trading. DBS Land also owns hotel and leisure properties, provides property management and engineering services and holds equity investments.

* Portfolio is subject to change.
NOTE: Equities are listed as percentage of total investments held.

                                ASIA DYNASTY FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995
--------------------------------------------------------------------------------


No. of Shares
 or Principal
     Amount            Securities(a)                              Value(Note 1)
--------------------------------------------------------------------------------
CHINA: 4.3%
     1,329,800   Huaxin Cement Co. Ltd. `B'+                     $     356,386
     4,843,000   Jilin Chemical Industrial Co. Ltd. `H'+             1,002,108
     1,565,000   Shanghai Narcissus Elec. App. `B'                     266,050
     1,349,600   Shanghai New Asia Group `B'+                          712,589
       924,500   Shanghai Posts & Telecom. Equip.+                     367,951
       248,200   Shanghai Shangling Elec. App. `B'                     151,898
       706,000   Shenzhen Guangdong Elect.+                            337,821
       200,000   Shenzhen North Jianshe Motorcycle `B'+                 82,768
     2,400,000   Zhenhai Refining & Chemical                           450,049
                                                                    ----------
                                                                     3,727,620
                                                                    ----------
HONG KONG: 28.6%
    $1,000,000   Amoy Properties Conv. Bonds
                   5.50% Due 12/29/2049                                780,000
     1,598,000   Benelux International Ltd.                             73,364
     1,000,000   CDL Hotels International Ltd.                         504,365
       312,000   Cheung Kong (Holdings) Ltd.                         1,900,446
       176,000   China Light & Power Co., Ltd.                         810,294
       290,000   CITIC Pacific Ltd.                                    991,982
       450,000   Consolidated Electric Power Asia Ltd.                 817,653
     1,000,000   First Pacific Co. Ltd.                              1,112,189
    $1,000,000   Guangdong Investment Conv. Bond
                   4.50% Due 10/07/1998                              1,222,500
       100,000   Hang Seng Bank Limited                                895,571
       100,000   Hong Kong Building & Loan Agency Ltd.                 215,972
       600,200   Hong Kong Telecommunications Ltd.                   1,071,162
     2,200,000   Hopewell Holdings Ltd. Ord.                         1,266,085
       271,600   HSBC Holdings PLC                                   4,109,564
       540,000   Hutchison Whampoa Ltd.                              3,289,234
     1,750,000   Innovative International Holdings, Ltd.               514,872
     8,000,000   Interform Ceramics Technology, Ltd.                   662,140
       300,000   New World Development Co.                           1,307,468
     2,650,000   S. Megga International Holdings Ltd.                   99,386
       193,000   Sun Hung Kai Properties Ltd.                        1,578,694
       240,000   Swire Pacific Ltd. (A)                              1,862,270
                                                                    ----------
                                                                    25,085,211
                                                                    ----------
INDIA: 1.3%
         5,000   Hindalco Industries Ltd.+                             168,750
        11,000   Larsen & Toubro Ltd. GDR.+                            199,320
        40,000   TATA Engineering & Loc. "G"                           525,500
      $300,000   TATA Iron and Steel Convertible Bonds
                   2.25% Due 04/01/1999                                264,750
                                                                    ----------
                                                                     1,158,320
                                                                    ----------
INDONESIA: 6.0%
       180,000   Hanjaya Mandala Sampoerna "F"                       1,873,606
        70,000   Indofood "F"                                          336,759
        26,400   P.T. Indonesia Satelitte (ADR.)                       963,600
       102,500   P.T. Jaya Real Property "F"                           284,660
       180,000   P.T. Semen Gresik "F"                                 503,827
        45,000   P.T. Telekomunikasi Indonesia (ADR.)+               1,136,250
        75,000   Tempo Scan Pacific "F"                                203,368
                                                                    ----------
                                                                     5,302,070
                                                                    ----------
LUXEMBOURG: 0.4%
        15,000   Grasim Industries GDR.+                               307,500
                                                                    ----------
MALAYSIA: 17.9%
       249,000   Arab Malaysian Corp.                                  902,245
       181,000   Arab Malaysian Finance BHD. "F"                       769,909
       470,000   DCB Holdings Berhad                                 1,369,831

No. of Shares
 or Principal
     Amount            Securities(a)                              Value(Note 1)
--------------------------------------------------------------------------------
       399,600   FCW Holdings BHD.                               $     730,265
        40,000   Gamuda BHD.                                           196,928
        80,500   Genting Berhad                                        672,154
         9,600   Kejora Harta BHD.+                                      8,999
       220,000   Malayan Banking BHD.                                1,854,273
       100,000   MTD Capital BHD.                                      535,644
       850,000   Petronas Gas BHD.+
                   (Warrants Expiring 8/17/2000)                     1,379,283
       316,000   R. J. Reynolds BHD.                                   728,082
       480,000   Renong BHD.                                           710,831
       150,000   Telekom Malaysia Berhad                             1,169,752
        30,000   Tenaga Nasional Berhad                                118,157
       210,000   United Engineers (Malaysia) Berhad                  1,339,898
        30,000   Westmont Industries BHD.                              103,978
       200,000   Wing Tiek Holdings BHD.                               834,974
       355,400   YTL Corporation BHD.                                2,239,622
                                                                    ----------
                                                                    15,664,825
                                                                    ----------
NEW ZEALAND: 1.0%
       380,000   Fletcher Challenge Ltd.                               876,270
                                                                    ----------
PHILIPPINES: 3.2%
       476,400   Aboitiz Equity Ventures+                               90,864
     1,000,000   Alaska Milk Corp.+                                    144,955
       326,500   Bacnotan Cement Corporation                           224,185
       885,000   Bankard Incorporated+                                 324,089
       880,000   Fil-Estate Land Inc.+                                 662,979
        40,000   Ionics Circuit Inc.+                                   54,167
     $600,000    J.G. Summit Holdings, Inc. Conv. Bonds
                   3.50% Due 12/23/2003                                445,500
         3,693   Metropolitan Bank &Trust Co.                           71,846
       686,250   Petron Corporation  Ordinary                          353,400
       183,123   Philippine Savings Bank                               321,330
       500,000   Southeast Asia Cement Holdings Inc.+                   64,848
        12,499   Steniel Manufacturing Corp.                             2,003
       300,000   Swift Foods, Incorporated                              37,192
           900   Union Bank of the Philippines+                            961
                                                                    ----------
                                                                     2,798,319
                                                                    ----------
SINGAPORE: 15.2%
        15,000   Acer Computer Intl. Ltd.+                              28,650
       376,800   ACMA Electrical Industries Ltd.                     1,252,181
       119,357   City Development Ltd.+
                   (Warrants Expiring 07/18/1998)                      624,508
        66,000   DBS Bank Foreign                                      821,325
       514,000   DBS Land, Ltd.                                      1,737,199
       221,000   Keppel Corporation, Ltd.                            1,968,889
       199,000   Oversea-Chinese Banking Corp., Ltd. "F"             2,490,490
        27,000   Overseas Union Bank Ltd. "F"                          186,134
       157,200   Pentex Schweizer Circuits Ltd.                        256,757
   SGD 100,000 Sembawang Maritime CULS.
                   1.50% Due 10/25/1998                                110,302
       105,000   Singapore Airlines Ltd. "F"                           979,990
        79,400   Singapore Press Holdings Ltd. "F"                   1,403,521
       150,450   United Overseas Bank Ltd. "F"                       1,446,737
                                                                    ----------
                                                                    13,306,683
                                                                    ----------
 SOUTH KOREA: 6.2%
         5,190   Chung Ho Computer Co.                                 521,843
         7,000   Daewoo Securities Co.                                 182,275
         9,000   Hyundai Motor Co. Ltd. (GDR.)+                        135,000
         6,600   Kookmin Bank                                          121,663
         1,814   Kookmin Bank New+                                      32,270


                       See Notes to Financial Statements.

                                ASIA DYNASTY FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995
--------------------------------------------------------------------------------

No. of Shares
 or Principal
     Amount            Securities(a)                              Value(Note 1)
--------------------------------------------------------------------------------
        20,070   Korea Electric Power Corp. "F"                  $     796,850
        14,000   Korea Exchange Bank "F"                               156,107
        41,590   Korea Exchange Bank "F" New+                          455,707
         9,200   Korea Mobile Comm. (GDS.)+                            404,800
         5,500   Pohang Iron & Steel Company Ltd.                      359,459
         1,484   Samsung Electric Ltd. (GDR.)*+                         83,000
         7,400   Samsung Electronics (GDR.)+                           725,200
         4,971   Samsung Electronics                                   903,527
            88   Samsung (GDS.)*+                                        6,899
        17,200   Shinhan Bank                                          337,016
     $100,000    Ssangyong Oil Convertible Bonds
                   3.75% Due 12/31/2008                                106,750
         3,000   Yukong Limited                                        103,642
           359   Yukong Limited New+                                    12,373
                                                                    ----------
                                                                     5,444,381
                                                                    ----------
TAIWAN: 0.2%
      $200,000   Sincere Navigation Convertible Bonds
`                  3.75% Due 05/26/2003                                212,000
                                                                    ----------
THAILAND: 15.7%
        63,000   Advanced Info. Services "F"                         1,115,443
        30,000   Ban Pu Coal Co. Ltd. F                                652,640
        95,000   Bangkok Bank Public Co., Ltd. "F"                   1,154,029
        75,000   Cogeneration Public Co. *F                            172,688
        24,000   Dhana Siam Finance & Securities "F"                   137,197
       154,000   Electricity Gen. Pub. Co. "F"+                        525,764
        50,000   Finance One Ltd. "F"                                  332,473
        78,320   Krung Thai Bank Public Co. "F"                        323,354
       195,680   Krung Thai Bank Ltd.-Ord                              807,889
        50,000   Land & House Co. Ltd. "F"                             821,755
      $300,000   MDX Public Co., Ltd. Conv. Bonds
                   4.75% Due 09/17/2003                                145,500
       208,600   National Finance & Securities "F"                   1,117,944
        40,000   National Finance & Securities "F"*+
                   (Warrants Expiring 11/16/1999)                      176,400
        36,300   Phatra Thanakit Co., Ltd. F                           311,266
      $125,000   Phatra Thanakit Co., Ltd. Conv. Bonds
                   3.50% Due 12/13/2003                                163,750
        45,000   PTT Exploration & Production                          471,616
        29,500   Siam Cement Public Co. Ltd. "F"                     1,634,855
       280,000   Siam City Bank Public Co. Ltd. "F"                    322,350
        50,000   Siam City Cement Public Co. Ltd. "F"                  782,056
        82,500   Siam Commercial Bank Ltd. "F"                       1,087,336
       108,800   Thai Farmers Bank, Ltd. (The) "F"                   1,097,070
        18,000   Thai Telephone & Telecommunications Co.+               97,896
        15,000   Total Access Communication+                            97,500
        20,300   United Communication Industry "F"                     259,490
                                                                    ----------
                                                                    13,808,261
                                                                    ----------

TOTAL INVESTMENTS: 100% (Cost $74,074,200)                         $87,691,460
                                                                    ==========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock. "F"--Foreign registry.
*Fair value as determined by the Board of Trustees.
+Non-income producing security.

SUMMARY OF INVESTMENTS BY INDUSTRY                              % OF PORTFOLIO
--------------------------------------------------------------------------------
Airlines                                                                  1.1%
Aluminum                                                                  0.2%
Auto Parts                                                                0.6%
Auto Trucks & Parts                                                       0.6%
Automotive                                                                0.2%
Banks                                                                    11.7%
Broadcast Media                                                           1.1%
Building & Construction                                                   4.5%
Building Materials                                                        1.7%
Cement                                                                    4.1%
Chemicals                                                                 1.2%
Coal                                                                      0.8%
Communications--Equipment & Software                                      0.5%
Computers and Peripherals                                                 0.6%
Conglomerates                                                             0.6%
Distilling/Tobacco                                                        2.1%
Drugs                                                                     0.2%
Electric Utilities                                                        1.6%
Electrical Equipment                                                      0.2%
Electronics & Electrical Equipment                                        3.8%
Engineering Construction                                                  2.4%
Entertainment & Leisure Time                                              0.8%
Financial Services                                                       14.7%
Food Processing                                                           0.6%
Holding Co.--Diversified                                                  9.5%
Hotels/Motels                                                             0.6%
Household Products                                                        0.3%
Machinery                                                                 2.4%
Manufacturer--Consumer & Industrial                                       0.8%
Natural Gas                                                               2.1%
Oil & Gas Drilling                                                        0.1%
Oil & Gas Exploration                                                     0.1%
Oil Refining                                                              0.1%
Oil--Domestic                                                             0.4%
Oil/Gas--International                                                    0.5%
Paper & Forest Products                                                   1.0%
Printing                                                                  1.6%
Publishing--Newspaper                                                     0.4%
Real Estate                                                              11.1%
Restaurants                                                               0.8%
Steel                                                                     0.4%
Steel & Iron                                                              0.3%
Telecommunications                                                        5.6%
Tire and Rubber Goods                                                     0.1%
Tobacco                                                                   0.8%
Transportation                                                            2.4%
Transportation--Misc.                                                     0.1%
Other                                                                     0.1%
Utilities                                                                 2.5%
                                                                        ------
                                                                        100.0%
                                                                        ======

                       See Notes to Financial Statements.

                     ASIA DYNASTY FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
ASSETS:
Investments at value (cost, $74,074,200) (Note 1)                  $87,691,460
Cash                                                                 2,710,192
Receivables:
  Securities sold                                                    3,028,080
  Capital shares sold                                                  250,095
  Dividends and interest                                               155,656
Other                                                                   48,896
                                                                    ----------
      Total assets                                                  93,884,379
                                                                    ----------
LIABILITIES:
Payables:
  Securities purchased                                               1,566,449
  Capital shares repurchased                                           278,712
  Dividends payable                                                    287,266
  Accounts payable                                                     242,959
                                                                    ----------
      Total liabilities                                              2,375,386
                                                                    ----------
NET ASSETS                                                         $91,508,993
                                                                    ==========
CLASS A
Net asset value and redemption price
  per share ($64,274,984/5,184,357)                                     $12.40
                                                                        ======
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                    $13.02
                                                                        ======
CLASS B
Net asset value, offering price and redemption price per share
  ($27,234,009/2,209,305) (Redemptions may be subject to a
  contingent deferred sales charge within the first six years
  of ownership)                                                         $12.33
                                                                        ======
Net assets consist of:
  Aggregate paid in capital                                        $84,282,085
  Unrealized appreciation of investments and foreign currency       13,616,428
  Distributions in excess of net investment income                    (997,751)
  Cumulative realized losses                                        (5,391,769)
                                                                    ----------
                                                                   $91,508,993
                                                                    ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995
INVESTMENT INCOME:
INCOME:
Dividends (less foreign taxes withheld of $169,618)                $ 1,960,000
Interest                                                               148,376
                                                                    ----------
      Total income                                                   2,108,376
EXPENSES:
Management (Note 2)                              $ 818,148
Distribution - Class A (Note 4)                    390,813
Distribution - Class B (Note 4)                    310,204
Administrative (Note 2)                            296,455
Transfer agent                                     191,001
Custodian                                          136,462
Professional                                        67,074
Reports to shareholders                             34,061
Other                                               84,126
                                                ----------
            Total expenses                                           2,328,344
                                                                    ----------
      Net investment loss                                             (219,968)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3)
Realized loss from security transactions (excluding short-term securities):
  Proceeds from sales                           97,489,386
  Cost of securities sold                      102,653,900
                                                ----------
      Realized loss                                                 (5,164,514)
Realized loss from foreign currency transactions                       (88,975)
Unrealized appreciation of investments:
  Beginning of year                                740,251
  End of year                                   13,617,260
                                                ----------
      Change in unrealized appreciation
          of investments                                            12,877,009
      Change in unrealized depreciation
          of foreign denominated assets
          and liabilities                                                 (832)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $ 7,402,720
                                                                    ==========

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                              1995                1994
                                           -----------         -----------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss                     $ (219,968)         $ (181,625)
    Realized gain (loss) from
      security transactions                 (5,164,514)          2,592,278
    Realized gain (loss) from foreign
      currency transactions                    (88,975)            128,678
    Change in unrealized appreciation/
      (depreciation) of investments         12,877,009         (27,412,213)
    Change in unrealized depreciation
      of foreign denominated assets
        and liabilities                           (832)                 --
                                           -----------         -----------
    Increase (decrease) in net
      assets resulting from operations       7,402,720         (24,872,882)
    Dividends and Distributions:
      Net investment income:
        Class A Shares                        (479,840)           (468,634)
        Class B Shares                        (142,902)            (57,388)
                                           -----------         -----------
                                              (622,742)           (526,022)
                                           -----------         -----------
      Tax Return of Capital:
        Class A Shares                         (95,400)                 --
        Class B Shares                         (39,843)                 --
                                           -----------         -----------
                                              (135,243)                 --
                                           -----------         -----------
      Realized gains:
        Class A Shares                              --          (1,472,941)
        Class B Shares                              --            (631,265)
                                           -----------         -----------
                                                    --          (2,104,206)
                                           -----------         -----------
  Capital share transactions*
    Net proceeds from sales of shares:
      Class A Shares                       309,941,833         327,601,188
      Class B Shares                           833,129          21,696,938
                                           -----------         -----------
                                           310,774,962         349,298,126
                                           -----------         -----------
        Reinvestment of dividends:
      Class A Shares                         1,695,815             353,377
      Class B Shares                           274,877              52,490
                                           -----------         -----------
                                             1,970,692             405,867
                                           -----------         -----------
    Cost of shares reacquired
      Class A Shares                      (337,345,392)       (333,150,480)
      Class B Shares                        (9,346,965)         (5,105,262)
                                           -----------         -----------
                                          (346,692,357)       (338,255,742)
                                           -----------         -----------
    Increase (decrease) in net assets
      resulting from capital share
      transactions                         (33,946,703)         11,448,251
                                           -----------         -----------
        Total decrease in net assets       (27,301,968)        (16,054,859)
NET ASSETS:
  Beginning of year                        118,810,961         134,865,820
                                           -----------         -----------
  End of period (including
    distributions in excess of net
    investment income of $977,751
     and $293,321, respectively)         $  91,508,993        $118,810,961
                                           ===========         ===========

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
  (UNLIMITED NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED)
                                             CLASS A             CLASS A
                                           -----------         -----------
    Shares sold                             26,778,800          24,551,270
    Reinvestment of dividends                  139,080              23,112
                                           -----------         -----------
                                            26,917,880          24,574,382
    Shares reacquired                      (28,642,223)        (24,776,332)
                                           -----------         -----------
    Net decrease                            (1,724,343)           (201,950)
                                           ===========         ===========

                                             CLASS B             CLASS B
                                           -----------         -----------
    Shares sold                                 74,382           1,553,312
    Reinvestment of dividends                   22,627               3,442
                                           -----------         -----------
                                                97,009           1,556,754
    Shares reacquired                         (785,368)           (377,818)
                                           -----------         -----------
        Net increase (decrease)               (688,359)          1,178,936
                                           ===========         ===========

                       See Notes to Financial Statements.

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                    CLASS A                                     CLASS B
                               --------------------------------------------------------------------------------------------------
                                                              FOR THE PERIOD                              FOR THE PERIOD
                                   YEAR ENDED DECEMBER 31,   MARCH 22, 1993(A)  YEAR ENDED DECEMBER 31,  SEPTEMBER 1, 1993(A)
                                                                    TO                                          TO
                                      1995         1994      DECEMBER 31, 1993     1995         1994     DECEMBER 31, 1993
                                    -------       -------    ----------------    -------       -------   ----------------
Net Asset Value,
  Beginning of Period.........      $12.13        $15.28          $9.525         $12.09        $15.25         $11.33
                                    ------        ------          ------         ------        ------         ------
Income from Investment
  Operations:
    Net Investment Loss.......       (0.02)           --          (0.062)(b)      (0.08)        (0.06)         (0.07)(b)
    Net Gains (Loss) on
      Securities (both realized
        and unrealized).......        0.40         (2.86)          5.887           0.40         (2.86)          4.06
                                    ------        ------          ------         ------        ------         ------
Total from Investment Operations      0.38         (2.86)          5.825           0.32         (2.92)          3.99
                                    ------        ------          ------         ------        ------         ------
Less Distributions:
  Dividends from Net
    Investment Income.........       (0.09)        (0.07)            --           (0.06)        (0.02)           --
  Distributions from Capital Gains      --         (0.22)         (0.070)            --         (0.22)         (0.07)
  Tax Return of Capital.......       (0.02)           --              --          (0.02)           --             --
                                    ------        ------          ------         ------        ------         ------
Total Distributions...........       (0.11)        (0.29)         (0.070)         (0.08)        (0.24)         (0.07)
                                    ------        ------          ------         ------        ------         ------
Net Asset Value, End of Period      $12.40        $12.13          $15.28         $12.33        $12.09         $15.25
                                    ======        ======          ======         ======        ======         ======
Total Return (c)..............        3.13%       (18.72%)         61.16%          2.65%       (19.15%)        35.22%


---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA


Net Assets, End of Period (000)    $64,275       $83,787         $108,661       $27,234       $35,024        $26,205
Ratio of Expenses to Average
  Net Assets..................        2.03%         1.85%           1.92%(d)(e)    2.41%         2.38%          3.04%(d)
Ratio of Net Investment Loss
  to Average Net Assets.......       (0.08%)        --  %          (0.68%)(d)     (0.52%)       (0.50%)        (2.17%)(d)
Portfolio Turnover Rate.......       57.06%        51.08%          14.63%         57.06%        51.08%         14.63%

----------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of capital gains at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for the period of less than one year is not annualized.
(d) Annualized.
(e) The expense ratio for Class A shares would have been 2.09% if expenses were not assumed by the advisor.


                       See Notes to Financial Statements.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Dynasty Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. SECURITY VALUATION -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION-- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions and foreign denominated assets and liabilities, respectively.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses and passive foreign investment companies. The effect of these differences for the period ended December 31, 1995 decreased accumulated distributions in excess of net investment income by $273,523, increased cumulative realized losses by $138,280 and decreased aggregate paid in capital by $135,243.

F. Deferred organization costs are being amortized over a period of five years beginning March 22, 1993 (commencement of operations).

NOTE 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $818,148 for the year ended December 31, 1995 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees of $296,455 for the year ended December 31, 1995 for administrative and operating services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. AIG Global Investment Corp. the sub-investment advisor, earned fees of $545,432 for the year ended December 31, 1995 for investment management services. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. Van Eck Securities Corporation received $25,162 for the year ended December 31, 1995 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $119,247 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3 -- Purchases of investments other than short-term obligations aggregated $60,761,258 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $75,133,904. As of December 31, 1995, net unrealized appreciation for federal income tax purposes aggregated $12,557,720 of which $17,284,490 related to appreciated investments and $4,726,770 related to depreciated investments. At December 31, 1995, the Fund had capital loss carry forwards available to offset future capital gains expiring December 31, 2003 of $5,308,561.

NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts incurred through May 1, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate. The cumulative amount of excess of distribution expenses incurred over the annual limitation as of December 31, 1995 was $497,148 for Class A shares and $1,285,308 for Class B shares.

NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are located in, or expect to benefit from the growth of the economies of countries located in Asia excluding Japan. The Fund may, but generally does not invest in Australia and New Zealand. The emerging market countries in Asia may present the risk of nationalization of businesses or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. Since the Fund may so concentrate, it may be subject to even greater economic, social and political risks and greater market fluctuations than other more diversified domestic and foreign portfolios.

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Asia Dynasty Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asia Dynasty Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


                                                  COOPERS & LYBRAND L.L.P.
New York, New York
February 19, 1996

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


GOLD OPPORTUNITY FUND
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


ASIA INFRASTRUCTURE FUND
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016

FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653



                               DECEMBER 31, 1995

                                    VAN ECK

                                      ASIA

                                    DYNASTY

                                      FUND

                                     ANNUAL

                                     REPORT


X96-0208-013